INVESTOR PRESENTATION May 2019

Forward-looking Statements These slides contain (and the accompanying oral discussion will contain, where applicable) “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward-looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation. 2

Q1 2019 Highlights ►All-time high for quarterly operating profit and EPS ►Record Q1 value-added sales ►Nine consecutive quarters of year-over-year sales and profit growth ►Third consecutive quarter with double-digit operating profit margins and PAC operating profit margin > 15% ►Ended Q1 2019 in a net cash position of $39M compared to $17M at end of Q1 2018 3

Key Financial Trends TTM Value-added1 (VA) Sales TTM Operating Profit1 (OP) $800 $80 11% 73.4 745 734 739 $750 724 $70 66.0 10% 710 62.0 $700 $60 56.7 9% 678 53.4 642 $650 627 $50 47.5 8% 605 millions) ($ 40.6 1 1 39.4 ofVA % Sales $600 $40 35.5 7% 1 ($ millions) ($ $30 6% $550 OP TTM TTMOP $500 $20 5% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 2017 2017 2018 2018 2018 2018 2019 2017 2017 2017 2017 2018 2018 2018 2018 2019 TTM Return on Invested Capital (ROIC) %1,2 Working Capital3 % of Net Sales4 14% 31% 12.9% 13% 11.9% 29.0% 12% 11.5% 29% 10.9% 27.9% 11% 10.5% 26.9% 27% 10% 9.5% 25.5% 9% 24.5% 7.9% 25% 24.2% 24.1% 24.3% 8% 7.4% 23.9% 6.7% 7% 23% 6% 5% 21% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 2017 2017 2018 2018 2018 2018 2019 2017 2017 2017 2017 2018 2018 2018 2018 2019 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 2 ROIC is calculated as TTM adjusted OP divided by total debt plus equity. Refer to the Appendix for additional detail. 4 3 Working capital is calculated as accounts receivable plus inventory less accounts payable less unearned revenue. 4 Working capital % of net sales is calculated as TTM average working capital divided by TTM net sales.

Materion Company Profile Company Overview Value-added Sales 1 1 • Materion is an integrated producer of high- 2018 VA Sales by Segment 2018 VA Sales by End Market performance advanced engineered materials Precision Performance Alloys Medical Coatings & Composites - Leading market position for specialty 13% Energy 8% 10% Consumer products across multiple end markets Telecom 29% Electronics Infrastructure 5% - Strong positions in growing markets with 30% 57% Defense 10% high barriers to entry Advanced 8% 16% Materials Automotive 14% Industrial - Only global vertically integrated producer Electronics Components Other of beryllium (Be) and Be alloys $800 12% • New CEO hired in March 2017 with One 739.0 Materion focus on building performance $700 677.7 10% excellence in five main areas: 599.9 $600 8% - Operational $500 6% - Commercial $400 4% - Innovation $300 2% - Digital $200 0% 2016 2017 2018 - Inorganic growth Value-added Sales1 (millions) Adjusted Operating Profit (OP) Margin1 5 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Key Facts Share Statistics as of 5/3/2019 Q1 2019 TTM Financial Information Trading Symbol MTRN Revenues Stock Price $70.40 $1,206M Shares O/S, Diluted 20.6M 52 wk Range $42.50 - $71.97 Value-added sales1 $745 3 Mo Avg Vol 124,148 Market Cap $1,450M Adjusted EPS1 $2.69 Enterprise Value $1,411M $80 Materion Share Performance Trailing 3 Years Adjusted EBITDA1 $119M $70 $60 Debt-to-capitalization <1% $50 $40 Operating cash flow $72M $30 $20 Dividend yield ~1% Jul-16 Jul-17 Jul-18 Jan-17 Jan-18 Jan-19 Sep-16 Sep-17 Sep-18 Nov-16 Nov-17 Nov-18 Mar-17 Mar-18 Mar-19 May-16 May-17 May-18 6 Research coverage: KeyBanc, Jefferies, Sidoti, and Stonegate 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Performance Alloys and Composites (PAC) Value-added Sales Growth Drivers $450 15% New product development 425.5 • New proprietary non-Be alloys with improved durability & weight-to- strength ratio $400 12% • New high strength/high conductivity alloys with exceptional formability 358.5 363.5 • Advanced heat dissipating clad material $350 335.1 332.0 9% • Improving customer yields with “near net shape” products New application development ($ ($ millions) • Clad material serving the renewable energy market 1 $300 6% Sales VA of % • Precision rolling to thinner strips opening new application opportunities 1 • ToughMet® couplings serving the oil and gas production market resist OP VA Sales VA $250 3% mechanical wear, thread damage, corrosion, and erosion Beryllium market • World’s only fully integrated producer $200 0% • Minimum of 75 years of proven mine reserves in Delta, Utah 2014 2015 2016 2017 2018 • New proprietary Be products with superior fatigue resistance Value-added Sales by Market2 Geographic Mix2 Product Mix2 Medical Hydroxide 3% Rest of World Telecom Energy Consumer Be - Alloys Infrastructure 2% 4% 8% Electronics 18% Europe 19% 13% 8% Defense 22% Asia CuBe 11% ToughMet 14% 50% Industrial 57% United States 22% Components Automotive 13% Electronics 10% Clad Strip 17% 9% Other Be – High Purity 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 7 2 Reflects 2018 mix by market, geography, and product

Advanced Materials Value-added Sales Growth Drivers Market Development – High focus on Semiconductor $250 25% 228.0 223.7 • $400B market with strong growth outlook driven by macro consumer electronics, IoT, and automotive trends $200 181.0 182.8 176.3 20% • Continue to expand organically into new semiconductor high margin applications in core PVD targets and services, electronic packaging, and advanced chemicals $150 15% Technology and Innovation ($ ($ millions) • Invest in additional innovation based R&D capabilities and 1 $100 10% Sales VA of % resources to meet market demand for quick turn prototypes 1 and new material demands OP VA Sales VA $50 5% Geographic Expansion and Sales Development • Investing in factories, service centers, and personnel to be closer to the key customer base $0 0% • Improve web-based solutions to improve customer 2014 2015 2016 2017 2018 responsiveness Value-added Sales by Market2 Geographic Mix2 Product Mix2 Telecom Defense Packaging Infrastructure 1% Rest of World Medical 3% 13% Europe 12% 5% 2% 24% Asia Services Energy 16% Consumer 15% Targets Electronics 52% 61% United States 6% 56% Industrial Components 17% 16% Chemicals Other 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 8 2 Reflects 2018 mix by market, geography, and product.

Precision Coatings Value-added Sales Growth Drivers $120 24% Expanded Reach and Technology Leadership • Redesigned and fully deployed global sales organization • Focus on high value products and segments with technology $110 20% 102.4 101.8 differentiation Product and Capability Expansion $100 97.7 16% 94.2 • Novel electrode alloys and laser patterning for medical sensors 90.7 • Patented getter technology critical in MEMS devices ($ ($ millions) $90 12% • Enhanced phosphor wheels used in solid state display 1 % of VA Sales VA of % • Diamond-like coatings for the defense, aerospace and thermal 1 $80 8% imaging markets OP New market development VA Sales VA $70 4% • Roll-to-roll sputtered films for flexible sensors and electronics and energy storage markets $60 0% • Automotive and industrial sensing 2014 2015 2016 2017 2018 Value-added Sales by Market2 Geographic Mix2 Product Mix2 Automotive Industrial Electronics Projection Display Components Components 14% Europe 2% 12% 19% Other 16% Blood Asia Glucose 4% 37% Test Strips 41% Medical 70% Defense 21% United States Optical Filters & Arrays 44% 20% Consumer Electronics 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 9 2 Reflects 2018 mix by market, geography, and product.

Profitable Growth Strategy PROFITABLE GLOBAL GROWTH COMMERCIAL OPERATIONAL INNOVATION ACQUISITIONS DIGITAL EXCELLENCE EXCELLENCE A ONE MATERION PERFORMANCE-BASED CULTURE Deliver sustained double-digit EPS growth 10

Global Megatrends Play to Our Strengths Key Trends Characteristics of our Materials • Miniaturization of electronics/IoT Conductivity • Additional electronic instruments for Corrosion resistance autos, aircraft Weight savings (lighter) • Expanding high performance optical device opportunities Purity Wavelength management • Innovation in medical diagnostics and sensors Thermal management • Extraction of oil and gas from Lubricity previously inaccessible locations Reliability • Alternative energy Durability • New aircraft builds and retrofits Miniaturization • Advancements in lighting (LED) Strength 11

Well-diversified Market Penetration 2018 % of Key Market Value-added Sales1 Drivers • Smart device growth Consumer • Sensing devices Electronics 29% • Internet of Things (IoT) • Heavy equipment builds Industrial • Plastic tooling Components 16% • Fire protection (R and C construction) • Precision-guided munitions Defense 10% • Structural and electronic components for satellites, combat vehicles, and military aircraft • Deep sea drilling and completion Energy 10% • Directional drilling • Solar, batteries, and smart grid devices • Blood analysis test coating for medical diagnosis Medical 8% • Nuclear diagnostics equipment Automotive • Electronic systems and engine control Electronics 8% • Increasing emissions standards Telecom • 5G rollout Infrastructure 5% • Undersea repeater housings Total 86% 12 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

Innovation Leading to Organic Growth New Product Value-added Sales1 as % of Total Example New Products Offerings Phosphor Wheel • Provides high brightness, longer life • Offers low noise characteristics, 16% 16% individual precision balancing, and stable colors 14% PCRAM Targets 12% • Key material used in emerging next gen 11% embedded memory technology • Improved speeds & lower power consumption in a solid state format eStainless® • Thermally conductive replacement for conventional stainless steels • Manages higher heat of today’s processing technology ToughMet® Bushings • Copper-nickel-tin alloy that resists mechanical wear, thread damage, 2014 2015 2016 2017 2018 corrosion, and erosion • Minimizes weight & maintenance cost 13 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail. 2 CAGR calculated from 2014 – 2018.

Cash Flow and Working Capital Efficiency Focus Dividends per share Cash Flow from Operations ($ in millions) $0.50 $120 $0.40 $0.30 $100 $91.0 $0.20 $0.10 $80 $76.4 $68.2 $67.8 $0.00 2012 2013 2014 2015 2016 2017 2018 $60.3 $60 Improve Working Capital3 Efficiency $40 Working capital % of net sales4 29.4% $20 $0 2014 2015 2016 2017 2018 < 24% Free Cash Flow 1 Capital Expenditures 2 1 Free Cash Flow calculated as cash flow from operations less capital expenditures. 2 Capital Expenditures includes mine development costs. 2016 2019 (F) 14 3 Working capital is calculated as accounts receivable plus inventory less accounts payable less unearned revenue. 4 Working capital % of net sales is calculated as TTM average working capital divided by TTM net sales.

Disciplined Capital Deployment Going Forward Organic Growth • Invest in facilities and productivity projects • Invest in new products 35% Debt & Inorganic Growth Shareholder • Complimentary 65% products/technologies Growth • Maintain financial discipline Return Cash to Shareholders • Dividends – increased 6 consecutive years • Share repurchase 15

Materion Investment Thesis ► Clearly defined strategy and execution led by new management team ► Differentiated product portfolio aligned with global megatrends to accelerate future growth ► Driving significant improvement in profitability and cash flow growth ► Consistently delivering profitable growth ► Nine consecutive quarters of year-over-year VA sales and adjusted OP growth 16

2019 Forecasted Financial Guidance ► Full-year guidance ► Adjusted EPS of $2.80 – $3.00 ► Operating cash flow > $90M ► Capex ~ $30M ► Mine development capital expenditures < $5M ► Depreciation and amortization expense of ~ $35M ► Effective tax rate excluding special items 18% – 20% 17

Appendix

Materion: Making Advanced Materials That Improve the World Industrial Medical Components 8% 16% Defense 10% Automotive Electronics 8% Consumer Electronics Telecom Performance Alloys 29% Infrastructure and Composites Advanced Materials 5% 57% 30% Energy Precision 10% Coatings 13% 0 1 % of Value-added Sales 2018 A-2 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

PAC Recovery Plan Delivered How did we get here? Recovery Plan 1 PAC Operating Profit 1. Improve product portfolio mix and profitability $35 33.3 through pricing and manufacturing process changes $30 2. Reduce cost footprint and move to a more variable cost structure $25 23.6 3. Leverage beryllium market supply opportunity $20 $15 PAC Operating Profit1 ($ ($ millions) 9.2 $10 $70 66.0 $5 $60 56.9 $0 2014 2015 2016 $50 2014 – 2016 Bridge $40 $35 33.3 10.8 33.3 $30 $30 ($ millions) ($ 23.6 $25 9.2 22.1 $20 $20 $15 4.1 9.2 ($ millions) ($ $10 9.2 $10 $5 $0 $0 2014 Oil & Gas Fx Price/Mix/ 2016 2014 2015 2016 2017 2018 Q1 2019 Volume/ TTM Mfg Efficiency Exceeded historical profitability levels A-3 1 Non-GAAP, excludes special items. Refer to the Appendix for additional detail.

Beryllium Market Supply Opportunity Materion – leading position in beryllium market • Only global integrated producer – Minimum of 75 years of proven reserves in Utah mine – Supplies over 70% of world’s mined beryllium • ~40% of company sales include beryllium in some form • Global stockpiled sources depleting • Only significant commercially active bertrandite ore mine • Materion positioned to support world demand • Significant incremental profit potential A-4

World’s Only Vertically Integrated Beryllium Producer Ore Competitor Chemical Plant A Hydroxide Whiting Arc Pebble Plant Furnace Competitor B VCB1 / CuBe Master Be Powder Strip/Bulk Be Manufacturing Manufacturing High-Purity Be CuBe Alloy Products Products A-5 1 Vacuum Cast Billet

Financial Information

Reconciliation for Value-added Sales $ in millions Q1 2019 Q1 2019 TTM 2018 2017 2016 2015 2014 Net Sales Performance Alloys and Composites $ 127.1 $ 509.4 $ 500.6 $ 429.5 $ 387.5 $ 394.8 $ 433.3 Advanced Materials 144.0 577.2 586.6 590.8 437.2 482.3 547.3 Precision Coatings 30.3 119.2 120.6 119.2 144.5 148.4 147.7 Other - - - - - (0.2) (1.4) Total $ 301.4 $ 1,205.8 $ 1,207.8 $ 1,139.5 $ 969.2 $ 1,025.3 $ 1,126.9 Less: Pass-through Metal Costs Performance Alloys and Composites $ 17.5 $ 74.7 $ 75.1 $ 66.0 $ 55.5 $ 59.7 $ 74.8 Advanced Materials 86.5 354.3 362.9 362.8 260.9 299.5 366.3 Precision Coatings 7.8 26.1 26.4 28.5 46.8 46.6 45.3 Other 1.9 5.4 4.4 4.5 6.1 2.3 3.4 Total $ 113.7 $ 460.5 $ 468.8 $ 461.8 $ 369.3 $ 408.1 $ 489.8 Value-added Sales Performance Alloys and Composites $ 109.6 $ 434.7 $ 425.5 $ 363.5 $ 332.0 $ 335.1 $ 358.5 Advanced Materials 57.5 222.9 223.7 228.0 176.3 182.8 181.0 Precision Coatings 22.5 93.1 94.2 90.7 97.7 101.8 102.4 Other (1.9) (5.4) (4.4) (4.5) (6.1) (2.5) (4.8) Total $ 187.7 $ 745.3 $ 739.0 $ 677.7 $ 599.9 $ 617.2 $ 637.1 Value-added sales is a non-GAAP financial measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices. Internally, we manage our business on this basis, and a reconciliation of net sales to value-added sales is included herein. A-7

Reconciliation for Adjusted EPS In millions, except per share amounts Q1 2019 Q1 2019 TTM 2018 2017 2016 2015 2014 GAAP As Reported Operating Profit $ 21.4 $ 69.7 $ 61.5 $ 40.0 $ 27.1 $ 45.3 $ 57.6 Net Income $ 16.9 $ 27.2 $ 20.8 $ 11.5 $ 25.7 $ 32.2 $ 42.1 Weighted average diluted shares outstanding 20.606 20.606 20.613 20.415 20.213 20.402 20.852 EPS - Diluted $ 0.82 $ 1.32 $ 1.01 $ 0.56 $ 1.27 $ 1.58 $ 2.02 Operating Profit Special Items Cost reductions $ - $ 5.6 $ 5.6 $ 0.7 $ 2.6 $ 1.9 $ (1.6) Legacy legal & environmental costs (benefits) - - 0.8 0.5 1.4 (1.4) (6.9) LIFO Inventory Adjustment - (1.9) (1.9) - - - - CEO transition - - - 4.1 - - - Acquisition costs - - - 2.1 3.9 - - Total operating profit special items $ - $ 3.7 $ 4.5 $ 7.4 $ 7.9 $ 0.5 $ (8.5) Operating Profit Special Items - net of tax $ - $ 4.1 $ 4.7 $ 4.8 $ 5.1 $ 0.3 $ (5.6) Other Non-Operating Expense Special Items - net of tax $ - $ 31.4 $ 31.4 $ - $ - $ - $ - Tax Special Item $ - $ (7.3) $ (7.9) $ 18.9 $ (4.2) $ 0.2 $ (1.8) Non-GAAP Measures - Adjusted Profitability Operating Profit $ 21.4 $ 73.4 $ 66.0 $ 47.4 $ 35.0 $ 45.8 $ 49.1 Net Income $ 16.9 $ 55.4 $ 49.0 $ 35.2 $ 26.6 $ 32.7 $ 34.7 EPS - Diluted $ 0.82 $ 2.69 $ 2.38 $ 1.72 $ 1.32 $ 1.60 $ 1.67 As detailed in the above reconciliation, we have adjusted the results for certain special items such as non-cash pension settlement charges, cost reduction initiatives (i.e., severance, asset impairment charges, and net gains on asset disposals), legacy legal and environmental costs, merger and acquisition costs, certain LIFO inventory adjustments, certain income tax items, and CEO transition costs from the applicable GAAP financial measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing activities. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a A-8 more comprehensive understanding of the factors and trends affecting our operations.

Other Non-GAAP Items $ in millions Q1 2019 TTM 2018 2017 2016 2015 2014 Operating Profit $ 69.7 $ 61.5 $ 40.1 $ 27.1 $ 45.3 $ 57.6 Special Items 3.7 4.5 7.4 7.9 0.5 (8.5) Adjusted Operating Profit $ 73.4 $ 66.0 $ 47.5 $ 35.0 $ 45.8 $ 49.1 Depreciation, depletion, and amortization 35.4 35.5 42.8 45.7 37.8 42.7 Mine Amortization (included above) 1.0 - 5.7 9.9 2.7 7.6 5-Year Average 5.2 5.2 5.2 5.2 5.2 5.2 Normalized Mine Amortization Adjustment $ 4.2 $ 5.2 $ (0.5) $ (4.7) $ 2.5 $ (2.5) Non Cash Stock-Based Compensation 6.1 5.3 5.0 3.2 5.5 4.8 Adjusted EBITDA $ 119.1 $ 112.1 $ 94.8 $ 79.2 $ 91.6 $ 94.2 Cash & Cash Equivalents $ 41.9 $ 70.6 $ 41.8 $ 31.5 $ 24.2 $ 13.1 Less: Total Debt 2.7 2.9 3.8 4.6 13.6 24.3 Net Cash (Debt) $ 39.2 $ 67.8 $ 38.0 $ 26.9 $ 10.6 $ (11.2) Total Shareholders' Equity $ 566.9 $ 553.9 $ 495.0 $ 494.1 $ 483.0 $ 459.0 Debt-to-Capitalization 1% 1% 1% 1% 3% 5% Adjusted EBITDA is calculated by adding depreciation, depletion, and amortization and certain special items such as cost reduction initiatives (i.e., asset impairment charges and severance), legacy legal and environmental costs, CEO transition costs, and merger and acquisition costs to our operating profit. Due to the variability of annual mine amortization related to the timing of pit openings, amortization is adjusted for a normalized mine amortization based on a 5-year average. Internally, we review the results of operations without the impact of these costs and adjustments in order to assess the profitability from ongoing operations. A-9

Other Non-GAAP Items $ in millions Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018 Q4 2017 Q3 2017 Q2 2017 Q1 2017 TTM Adjusted Operating Profit $ 73.4 $ 66.0 $ 62.0 $ 56.7 $ 53.4 $ 47.5 $ 40.6 $ 39.4 $ 35.5 Total Shareholders' Equity $ 566.9 $ 553.9 $ 536.7 $ 515.7 $ 504.3 $ 495.0 $ 512.0 $ 503.0 $ 497.1 Total Debt 2.7 2.9 3.3 3.4 3.6 3.8 4.0 26.6 32.6 Total Capital $ 569.6 $ 556.8 $ 540.0 $ 519.1 $ 507.9 $ 498.8 $ 516.0 $ 529.6 $ 529.7 ROIC % 12.9% 11.9% 11.5% 10.9% 10.5% 9.5% 7.9% 7.4% 6.7% ROIC is non-GAAP financial measure that we use to measure how efficient we are in generating a return on capital invested by the Company. A-10

Historical Financials ($ in millions, except per share data) 2015 2016 2017 2018 2019 Q1 Q2 Q3 Q4 2015 Q1 Q2 Q3 Q4 2016 Q1 Q2 Q3 Q4 2017 Q1 Q2 Q3 Q4 2018 Q1 Sales PAC $ 103.3 $ 107.7 $ 93.6 $ 90.3 $ 394.8 $ 90.6 $ 97.7 $ 103.7 $ 95.5 $387.5 $ 92.6 $ 108.5 $ 109.4 $ 119.0 $ 429.5 $ 118.3 $ 129.8 $ 124.1 $ 128.5 $ 500.6 $ 127.1 AM 149.9 131.4 113.6 87.4 482.3 108.1 113.6 107.2 108.3 437.2 114.7 157.1 157.8 161.2 590.8 153.5 150.3 144.1 138.7 586.6 144.0 PC 36.6 38.3 37.2 36.4 148.4 36.8 38.5 38.7 30.5 144.5 33.4 30.2 27.1 28.5 119.2 31.7 29.0 29.0 30.9 120.6 30.3 Other 0.2 (0.5) - - (0.2) - - - - - - - - - - - - - - - - Consolidated MTRN 290.0 276.9 244.4 214.0 1,025.3 235.5 249.8 249.6 234.3 969.2 240.7 295.8 294.3 308.7 1,139.5 303.5 309.1 297.1 298.1 1,207.8 301.4 VA PAC 85.6 91.5 79.6 78.4 335.1 78.2 83.4 87.2 83.2 332.0 79.2 92.7 90.6 101.0 363.5 100.3 110.2 104.9 110.1 425.5 109.6 AM 51.7 46.7 44.5 39.8 182.8 42.1 47.0 46.0 41.2 176.3 47.3 62.0 60.4 58.3 228.0 58.3 57.3 55.3 52.8 223.7 57.5 PC 24.6 25.2 25.7 26.4 101.8 24.6 25.1 25.8 22.2 97.7 23.3 22.6 21.9 22.9 90.7 23.6 23.4 23.0 24.2 94.2 22.5 Other 0.7 (1.0) (1.0) (1.2) (2.5) (1.0) (1.6) (2.0) (1.5) (6.1) (0.8) (1.2) (1.5) (1.0) (4.5) (0.9) (0.9) (1.3) (1.3) (4.4) (1.9) Consolidated MTRN 162.6 162.4 148.8 143.4 617.2 143.9 153.9 157.0 145.1 599.9 149.0 176.1 171.4 181.2 677.7 181.3 189.9 181.9 185.8 739.0 187.7 Gross Margin PAC 23.1 25.5 18.0 17.9 84.6 17.7 16.3 20.6 19.0 73.6 16.3 22.8 23.6 27.0 89.7 27.8 31.1 35.3 38.7 133.0 39.3 AM 20.7 18.8 17.1 15.5 72.1 15.8 19.1 20.0 16.7 71.6 18.4 23.3 24.4 22.4 88.5 20.8 21.3 20.4 16.4 79.0 22.0 PC 8.3 7.5 9.2 9.1 34.1 10.0 9.5 10.7 7.6 37.8 8.3 8.9 7.4 9.1 33.7 10.0 9.1 9.9 10.2 39.1 9.4 Other 0.3 (0.5) (0.3) 0.6 - (0.1) 0.4 (0.5) 0.8 0.5 0.2 (0.2) 0.1 0.5 0.6 (0.3) 0.3 (0.7) 0.8 0.1 (1.4) Consolidated MTRN 52.4 51.3 44.0 43.1 190.8 43.4 45.3 50.8 44.1 183.5 43.2 54.8 55.5 59.0 212.5 58.3 61.8 64.9 66.1 251.1 69.3 Gross Margin as a % of VA PAC 27.0% 27.9% 22.6% 22.8% 25.2% 22.6% 19.5% 23.6% 22.8% 22.2% 20.6% 24.6% 26.0% 26.7% 24.7% 27.7% 28.3% 33.7% 35.1% 31.2% 35.9% AM 40.0% 40.3% 38.4% 38.9% 39.4% 37.5% 40.6% 43.5% 40.5% 40.6% 38.9% 37.5% 40.5% 38.5% 38.8% 35.7% 37.2% 36.9% 31.1% 35.3% 38.2% PC 33.7% 29.8% 35.8% 34.5% 33.5% 40.7% 37.8% 41.5% 34.2% 38.7% 35.6% 39.4% 33.8% 39.6% 37.1% 42.2% 38.8% 43.0% 42.0% 41.5% 41.6% Other N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M Consolidated MTRN 32.2% 31.6% 29.6% 30.1% 30.9% 30.2% 29.4% 32.4% 30.4% 30.6% 29.0% 31.1% 32.4% 32.6% 31.4% 32.1% 32.6% 35.7% 35.6% 34.0% 36.9% Operating Profit PAC 6.8 9.3 4.5 2.9 23.6 1.5 0.2 4.4 0.5 6.6 0.2 5.5 6.8 9.5 22.0 9.9 12.4 16.7 19.9 58.8 18.9 AM 8.9 7.4 7.0 4.5 27.8 5.2 7.3 8.3 5.5 26.3 6.4 8.7 9.8 7.9 32.8 5.9 5.6 6.9 (0.7) 17.7 7.1 PC 1.7 0.6 2.3 3.0 7.5 4.1 2.3 3.4 1.8 11.6 2.2 2.3 1.6 2.3 8.4 3.4 2.2 3.5 2.4 11.5 2.1 Other (4.2) (4.2) (2.9) (2.3) (13.6) (3.3) (4.0) (5.9) (4.2) (17.4) (5.1) (6.4) (6.2) (5.4) (23.1) (5.9) (5.0) (8.4) (7.2) (26.5) (6.7) Consolidated MTRN 13.2 13.1 10.9 8.1 45.3 7.5 5.8 10.2 3.6 27.1 3.7 10.1 12.0 14.3 40.1 13.3 15.2 18.7 14.4 61.5 21.4 Special Items - OP1 PAC - - - - - - - - 2.6 2.6 0.5 0.6 0.2 (1.3) 0.1 - - - (1.9) (1.9) - AM - - - - - - - - - - 1.0 0.3 - - 1.3 - - - 5.7 5.7 - PC - - 1.3 0.1 1.4 - - - - - - - 0.4 - 0.4 - - - - - - Other (2.1) - 0.5 0.7 (0.9) - 2.3 2.0 1.0 5.3 2.8 1.0 0.8 1.0 5.6 0.8 - - - 0.8 - Consolidated MTRN (2.1) - 1.8 0.8 0.5 - 2.3 2.0 3.6 7.9 4.3 1.9 1.4 (0.3) 7.4 0.8 - - 3.7 4.5 - Operating Profit ex Spec Items1 PAC 6.8 9.3 4.5 2.9 23.6 1.5 0.2 4.4 3.1 9.2 0.7 6.0 7.0 8.3 22.1 9.9 12.4 16.7 18.0 56.9 18.9 AM 8.9 7.4 7.0 4.5 27.8 5.2 7.3 8.3 5.5 26.3 7.4 9.0 9.8 7.9 34.1 5.9 5.6 6.9 5.0 23.3 7.1 PC 1.7 0.6 3.6 3.1 8.9 4.1 2.3 3.4 1.8 11.6 2.2 2.3 2.1 2.3 8.8 3.4 2.2 3.5 2.4 11.5 2.1 Other (6.3) (4.2) (2.4) (1.6) (14.5) (3.3) (1.7) (3.9) (3.2) (12.1) (2.3) (5.4) (5.4) (4.4) (17.5) (5.1) (5.0) (8.4) (7.2) (25.7) (6.7) Consolidated MTRN 11.1 13.1 12.7 8.9 45.8 7.5 8.1 12.2 7.2 35.0 8.0 11.9 13.5 14.0 47.5 14.0 15.2 18.7 18.1 66.0 21.4 OP ex Spec Items as a % of VA11 PAC 7.9% 10.2% 5.7% 3.7% 7.0% 1.9% 0.2% 5.0% 3.7% 2.8% 0.9% 6.5% 7.7% 8.2% 6.1% 9.8% 11.2% 15.9% 16.3% 13.4% 17.2% AM 17.2% 15.8% 15.7% 11.3% 15.2% 12.4% 15.5% 18.0% 13.3% 14.9% 15.6% 14.5% 16.2% 13.5% 14.9% 10.1% 9.7% 12.5% 9.4% 10.4% 12.3% PC 6.9% 2.4% 14.0% 11.7% 8.7% 16.7% 9.2% 13.2% 8.1% 11.9% 9.4% 10.2% 9.5% 9.8% 9.7% 14.3% 9.5% 15.2% 9.8% 12.2% 9.2% Other N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M Consolidated MTRN 6.8% 8.1% 8.5% 6.2% 7.4% 5.2% 5.3% 7.8% 5.0% 5.8% 5.4% 6.8% 7.9% 7.7% 7.0% 7.7% 8.0% 10.3% 9.7% 8.9% 11.4% 1Internally, management reviews the results of operations without the impact of special one-time costs in order to assess the profitability from ongoing operations. A-11 Refer to the note on page A-8 for a full reconciliation of adjusted earnings.